          Section 10.15.  NO WAIVER OF SUBORDINATION PROVISIONS.

          Without in any way limiting the generality of Section 10.9 of this Indenture, the holders of Senior Debt or Guarantor Senior Debt, as the case may be, may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Holders and without impairing or releasing the subordination provided in this Article Ten or the obligations hereunder of the Holders to the holders of Senior Debt or Guarantor Senior Debt, as the case may be, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt or Guarantor Senior Debt, as the case may be, or any instrument evidencing the same or any agreement under which Senior Debt or Guarantor Senior Debt, as the case may be, is outstanding or secured; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt or Guarantor Senior Debt, as the case may be; (c) release any Person liable in any manner for the collection of Senior Debt or Guarantor Senior Debt, as the case may be; and (d) exercise or refrain from exercising any rights against the Company and each Subsidiary Guarantor and any other Person.

                                   ARTICLE 11
                           THE SUBSIDIARY GUARANTEES

          Section 11.1.  THE SUBSIDIARY GUARANTEES.

          Each of the Subsidiary Guarantors hereby, jointly and severally, unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Company hereunder or thereunder, that:
(a) the principal of and premium and interest, on the Securities shall be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on premium and interest, on the Securities, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Subsidiary Guarantors shall be jointly and severally obligated to pay the same immediately. The Subsidiary Guarantors hereby agree that their obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Subsidiary Guarantors hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, ay right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenant that this Subsidiary Guarantee shall not be discharged except by complete performance of the obligations contained in the Securities and this Indenture. If any Holder or the Trustee is required by any court or otherwise to return to the Company or the Subsidiary Guarantors, or any Custodian, Trustee, liquidator or other similar official acting in relation to either the Company or the Subsidiary Guarantors, any amount paid by either to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each of the Subsidiary Guarantors agrees that it shall not be entitled to any right of subrogation in relation to the Holders of Securities in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each of the Subsidiary Guarantors further agrees that, as between the Subsidiary Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6, such obligations (whether or not due and payable) shall forthwith become due and payable by the Subsidiary Guarantors for the purpose of this Subsidiary Guarantee. The Subsidiary Guarantors shall have the right to seek contribution from any Subsidiary Guarantor not paying so long as the exercise of such right does not impair the rights of the Holders under the Subsidiary Guarantees.

          Section 11.2.  SUBORDINATION OF SUBSIDIARY GUARANTEES.

          The obligations of each of the Subsidiary Guarantors under its Subsidiary Guarantee pursuant to this Article 11 shall be junior and subordinated to the Guarantor Senior Debt of the Subsidiary Guarantor pursuant to Article 10 hereof. For the purposes of the foregoing sentence, the Trustee and the Holders shall have the right to receive and/or retain payments or distributions by or on behalf of any of the Subsidiary Guarantors only at such times as they may receive and/or retain payments in respect of the Securities pursuant to this Indenture, including Article 10 hereof.

          Section 11.3. SUBSIDIARY GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.

          No Subsidiary Guarantor may consolidate with or merge with or into (whether or not such Subsidiary Guarantor is the Surviving Person), another Person other than the Company or another Subsidiary Guarantor, whether or not affiliated with such Subsidiary Guarantor, unless:

          (a) subject to the provisions of Section 11.4 hereof, the Person formed by or surviving any such consolidation or merger (if other than such Subsidiary Guarantor) assumes all the obligations of such Subsidiary Guarantor pursuant to a supplemental indenture in form reasonably satisfactory to the Trustee in respect of the Securities, this Indenture and such Subsidiary Guarantor's Guarantee;

          (b) immediately after giving effect to such transaction, no Default or Event of Default exists; and

          (c) such transaction does not violate any of Sections 4.3, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14, 4.16, 4.17, 4.18 and 4.19.

Notwithstanding the foregoing, none of the Subsidiary Guarantors shall be permitted to consolidate with or merge with or into (whether or not such Subsidiary Guarantor is the surviving Person), another corporation, Person or entity pursuant to the preceding sentence if such consolidation or merger would not be permitted by Section 5.1 hereof.

          In case of any such consolidation or merger and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Subsidiary Guarantee endorsed upon the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by such Subsidiary Guarantor, such successor corporation shall succeed to and be substituted for such Subsidiary Guarantor with the same effect as if it had been named herein as a Subsidiary Guarantor. Such successor corporation thereupon may cause to be signed any or all of the Subsidiary Guarantees to be endorsed upon all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee. All the Subsidiary Guarantees so issued shall in all respects have the same legal rank and benefit under this Indenture as the Subsidiary Guarantees theretofore and thereafter issued in accordance with the terms of this Indenture as though all of such Subsidiary Guarantees had been issued at the date of the execution hereof.

          Except as set forth in Articles 4 and 5 hereof, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of any Subsidiary Guarantor with or into the Company or another Subsidiary Guarantor, or shall prevent any sale or conveyance of the property of any Subsidiary Guarantor as an entirety or substantially as an entirety to the Company or any Subsidiary Guarantor.

          Section 11.4.  RELEASES OF SUBSIDIARY GUARANTEES.

          In the event of a sale or other disposition of all or substantially all of the assets of any Subsidiary Guarantor or a sale or other disposition of all of the capital stock of any Subsidiary Guarantor, to any corporation or other Person (including an Unrestricted Subsidiary) by way of merger, consolidation, or otherwise, in a transaction that does not violate any of the covenants of this Indenture, then such Subsidiary Guarantor (in the event of a sale or other disposition, by way of such merger, consolidation or otherwise, of all the capital stock of such Subsidiary Guarantor) shall be released and relieved of any obligations under its Subsidiary Guarantee and such acquiring corporation or other Person (in the event of a sale or other disposition of all or substantially all of the assets of such Subsidiary Guarantor), if other than a Subsidiary Guarantor, shall have no obligation to assume or otherwise become liable under such Subsidiary Guarantee; PROVIDED that the Net Proceeds of such sale or other disposition are applied in accordance with Section 4.10 hereof. Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such sale or other disposition was made by the Company in accordance with the provisions of this Indenture, including without limitation Section 4.10, the Trustee shall execute any documents reasonably required in order to evidence the release of any Subsidiary Guarantor from its obligations under its Subsidiary Guarantee.

          Any Subsidiary Guarantor not released from its obligations under its Subsidiary Guarantee shall remain liable for the full amount of principal of and interest on the

Securities and for the other obligations of such Subsidiary Guarantor under this Indenture as provided in this Article 11.

          Any Subsidiary Guarantor that is designated an Unrestricted Subsidiary in accordance with the terms of this Indenture shall, upon such designation, be released from and relieved of its obligations under its Subsidiary Guarantee and any Unrestricted Subsidiary whose obligation as such is revoked and any newly created or newly acquired Subsidiary that is or becomes a Restricted Subsidiary shall be required to execute a Subsidiary Guarantee in accordance with the terms of this Indenture.

          Section 11.5.  LIMITATION ON SUBSIDIARY GUARANTOR LIABILITY.

          For purposes hereof, each Subsidiary Guarantor's liability shall be that amount from time to time equal to the aggregate liability of such Subsidiary Guarantor thereunder, but shall be limited to the lesser of (i) the aggregate amount of the Obligations of the Company under the Securities and this Indenture and (ii) the amount, if any, which would not have (A) rendered such Subsidiary Guarantor "INSOLVENT" (as such term is defined in the federal Bankruptcy Law and in the Debtor and Creditor Law of the State of New York) or (B) left it with unreasonably small capital at the time its Subsidiary Guarantee of the Securities was entered into, after giving effect to the incurrence of existing Indebtedness immediately prior to such time; PROVIDED that, it shall be a presumption in any lawsuit or other proceeding in which such Subsidiary Guarantor is a party that the amount guaranteed pursuant to its Subsidiary Guarantee is the amount set forth in clause (i) above unless any creditor, or representative of creditors of such Subsidiary Guarantor, or debtor in possession or trustee in bankruptcy of such Subsidiary Guarantor, otherwise proves in such a lawsuit that the aggregate liability of such Subsidiary Guarantor is limited to the amount set forth in clause (ii). In making any determination as to the solvency or sufficiency of capital of a Subsidiary Guarantor in accordance with the previous sentence, the right of such Subsidiary Guarantor to contribution from other Subsidiary Guarantors and any other rights such Subsidiary Guarantor may have, contractual or otherwise, shall be taken into account.

          Section 11.6.  "TRUSTEE" TO INCLUDE PAYING AGENT.

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "TRUSTEE" as used in Article 10 and this Article 11 shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully and for all intents and purposes as if such Paying Agent were named in Article 10 and this
Article 11 in place of the Trustee.

                                   ARTICLE 12
                                 MISCELLANEOUS

          Section 12.1.  TRUST INDENTURE ACT CONTROLS.

          If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA Section 318(c), the imposed duties shall control. If any provisions of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

          Section 12.2.  NOTICES.

          Any notice or communication by the Company or the Subsidiary Guarantors or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

          If to the Company or any Subsidiary Guarantor:

               Continental Resources, Inc.
               302 North Independence, 3rd Floor
               P.O. Box 1032
               Enid, OK 73702
               Telecopier No.:  (580) 548-5281
               Attention:  Harold Hamm and Roger Clement

          With a copies to:

               McAfee & Taft A Professional Corporation
               Tenth Floor, Two Leadership Square
               211 North Robinson
               Oklahoma City, Oklahoma 73102-7103
               Telecopier No.:  (405) 235-0439
               Attention:  Theodore Elam

          If to the Trustee:

               United States Trust Company of New York
               114 West 47th Street, 25th Floor
               New York, NY 10036
               Telecopier No.: (212) 852-1626
               Attention:  Corporate Trust Administration
               Ref:  Continental Resources, Inc.

          The Company or any Subsidiary Guarantor or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

          All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if by telecopy; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery (except that a notice of change of address and any notice to the Trustee shall not be deemed to have been given until actually received by the addressee).

          Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA Section 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

          If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

          If the Company or any Subsidiary Guarantor mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

          Section 12.3. COMMUNICATION BY HOLDERS OF SECURITIES WITH OTHER HOLDERS OF SECURITIES.

          Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Subsidiary Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

          Section 12.4.  CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

          Upon any request or application by the Company or any Subsidiary Guarantor to the Trustee to take any action under this Indenture, the Company or such Subsidiary Guarantor, as the case may be, shall furnish to the
Trustee:

          (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.5 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.5 hereof) stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          Section 12.5.  STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall comply with the provisions of TIA Section 314(e) and shall include:

          (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with; PROVIDED, that with respect to matters of fact an Opinion of Counsel may rely on an Officer's Certificate and/or certificates of public officials.

          Section 12.6.  RULES BY TRUSTEE AND AGENTS.

          The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

          Section 12.7. NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS.

          No director, officer, employee, incorporator or stockholder of the Company or any Subsidiary, as such, shall have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Securities, by accepting a Security, waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

          Section 12.8.  GOVERNING LAW.

          THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE, THE SECURITIES AND THE SUBSIDIARY GUARANTEES.

          Section 12.9.  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

          This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or their respective Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture and the Subsidiary Guarantees.

          Section 12.10.  SUCCESSORS.

          All agreements of the Company and each Subsidiary Guarantor in this Indenture, the Securities and the Subsidiary Guarantees shall bind its respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

          Section 12.11.  SEVERABILITY.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 12.12.  COUNTERPART ORIGINALS.

          The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          Section 12.13.  TABLE OF CONTENTS, HEADINGS, ETC.

          The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.


                         [Signatures on following page]

     SIGNATURES

Dated as of
July 24, 1998


                                       CONTINENTAL RESOURCES, INC.

Attest:                                By: /s/ RANDY MOEDER
                                       Name: Randy Moeder
/s/ CHRISTINE ROBERTS                  Title: Senior Vice President,
                                              General Counsel and Secretary


                                       CONTINENTAL CRUDE CO.

Attest:                                By: /s/ JEFF WHITE
                                       Name: Jeff White
/s/ RANDY MOEDER                       Title: President


                                       CONTINENTAL GAS, INC.

Attest:                                By: /s/ RANDY MOEDER
                                       Name: Randy Moeder
/s/ CHRISTINE ROBERTS                  Title: President


                                       UNITED STATES TRUST COMPANY OF NEW YORK

Attest:                                By: /s/ LOUIS P. YOUNG
                                       Name: Louis P. Young
/s/ M. CIESMELEWSKI                    Title: Vice President

                                   EXHIBIT A

                      [FORM OF FACE OF INITIAL SECURITY]

                                 SERIES A NOTE

                          [Global Securities Legend]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK,
NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS
REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

         THIS SECURITY IS SUBORDINATED TO SENIOR INDEBTEDNESS, AS DEFINED IN THE INDENTURE (AS DEFINED HEREIN), AND THE OBLIGATIONS OF EACH SUBSIDIARY GUARANTOR UNDER THE SUBSIDIARY GUARANTEE CONTAINED IN THE INDENTURE ARE SUBORDINATED TO GUARANTOR SENIOR INDEBTEDNESS, AS DEFINED IN THE INDENTURE, OF SUCH SUBSIDIARY GUARANTOR.

                        [Restricted Securities Legend]

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL

BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,
(D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                             [Regulation S Legend]

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT ("REGULATION S"), (2) BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S, (E) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE

SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                          CONTINENTAL RESOURCES, INC.

                  10 1/4% Senior Subordinated Notes due 2008

No. 1                                                               $150,000,000
CUSIP Number: 212013AA4

         Continental Resources, Inc., an Oklahoma corporation, promises to pay to Cede & Co., or registered assigns, the principal sum of One Hundred Fifty Million Dollars on August 1, 2008.

         Interest Payment Dates: February 1 and August 1.

         Record Dates: January 15 and July 15.

         Additional provisions of this Security are set forth on the other side of this Security.

         IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto and imprinted hereon.


Dated: ____________, 1998


                                       CONTINENTAL RESOURCES, INC.


                                       By ______________________________________
                                          Name:
                                          Title:


                                       By ______________________________________
                                          Name:
                                          Title:


TRUSTEE'S CERTIFICATE OF AUTHENTICATION

UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture:


By _____________________________________
           Authorized Signatory


Dated: ____________, 1998

                              (Back of Security)

                       10 1/4% Senior Subordinated Notes due 2008

         Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

         1. INTEREST. Continental Resources, Inc., an Oklahoma corporation (the "COMPANY"), promises to pay interest on the principal amount of this Security at the rate of 10 1/4% per annum, which interest shall be payable in cash semiannually in arrears on each February 1 and August 1, or if any such day is not a Business Day, on the next succeeding Business Day (each an "INTEREST PAYMENT DATE"); PROVIDED that the first Interest Payment Date shall be February 1, 1999. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

         2. METHOD OF PAYMENT. On each Interest Payment Date the Company will pay interest to the Person who is the Holder of record of this Security as of the close of business on the January 15 or July 15 immediately preceding such Interest Payment Date, even if this Security is cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. Principal, premium, if any, and interest on this Security will be payable at the office or agency of the Company maintained for such purpose within The City and State of New York or, in the event the Securities do not remain in book-entry form, at the option of the Company, payment of interest may be made by check mailed to the Holder of this Security at its address set forth in the register of Holders of Securities; PROVIDED that all payments with respect to the Global Securities and Definitive Securities having an aggregate principal amount of $5.0 million or more the Holders of which have given wire transfer instructions to the Company at least 10 Business Days prior to the applicable payment date will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         3. PAYING AGENT AND REGISTRAR. Initially, United States Trust Company of New York, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any Subsidiary Guarantor or any other of the Company's Subsidiaries may act in any such capacity.

         4. INDENTURE. The Company issued the Securities under an Indenture dated as of July 24, 1998 ("INDENTURE") among the Company, the Subsidiary Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended
(15 U.S. Code Sections 77aaa-77bbbb). The Securities are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Securities are general unsecured obligations of the Company equal in an aggregate principal amount to $150,000,000 and will mature on August 1, 2008.

         The Securities are general unsecured senior subordinated obligations of the Company limited to $150,000,000 million aggregate principal amount (subject to Section 2.7 of the Indenture). The aggregate principal amount of notes which may be authenticated and delivered under the Indenture, including the Securities, is limited to $300.0 million (subject to Section 2.7 of the Indenture). This Security is one of the Initial Securities referred to in the Indenture. The Securities include the Initial Securities and any Exchange Securities issued in exchange for the Initial Securities pursuant to the Indenture and the Registration Rights Agreement. The Initial Securities and the Exchange Securities are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the incurrence of Indebtedness by the Company and its Restricted Subsidiaries, the payment of dividends and other distributions on the Capital Stock of the Company and its Restricted Subsidiaries, the purchase or redemption of Capital Stock of the Company and Capital Stock of such Restricted Subsidiaries, certain purchases or redemptions of Subordinated Indebtedness, the sale or transfer of assets and Capital Stock of Restricted Subsidiaries, the issuance or sale of Capital Stock of Restricted Subsidiaries, the Investments of the Company and its Subsidiaries and transactions with Affiliates. In addition, the Indenture limits the ability of the Company and its Restricted Subsidiaries to restrict distributions and dividends from Restricted Subsidiaries.

         To guarantee the due and punctual payment of the principal, premium, if any, and interest on the Securities and all other amounts payable by the Company under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the Subsidiary Guarantors have unconditionally guaranteed (and future Subsidiary Guarantors, together with the Subsidiary Guarantors, will unconditionally guarantee), jointly and severally, such obligations on a senior subordinated basis pursuant to the terms of the Indenture.

         5.  OPTIONAL REDEMPTION.

         (a) The Securities are not redeemable at the Company's option prior to August 1, 2003. From and after August 1, 2003, the Securities will be subject to redemption at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below PLUS accrued and unpaid interest thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on August 1 of the years indicated below:


                                               Percentage of
              Year                            Principal Amount
              ----                            ----------------
              2003....................................105.125%
              2004....................................103.417%
              2005....................................101.708%
              2006 and thereafter.....................100.000%


         (b) Notwithstanding the provisions of clause (a) of this Paragraph 5, prior to August 1, 2001 the Company may, at its option, on any one or more occasions, redeem up to 35% of the original aggregate principal amount of Securities at a redemption price equal to 110.250% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the redemption date, with the net proceeds of sales of public common stock of the Company; PROVIDED that at least 65% of the original aggregate principal amount of Securities must remain outstanding immediately after the occurrence of such redemption; and PROVIDED, further, that any such redemption shall occur within 60 days after the date of the closing of the related sale of such common stock.

         (c) Notwithstanding the provisions of clause (a) of this Paragraph 5, upon the occurrence of a Change of Control at any time on or prior to August 1, 2003, the Company may, at its option, redeem in whole but not in part, the Securities at a redemption price equal to 100% of the principal amount thereof, plus the Applicable Premium as of, and accrued but unpaid interest, if any, to, the date of redemption (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) provided that such redemption shall be made no more than 90 days after the occurrence of a Change of Control. The Company shall notify the Trustee and, by mail, the Holders of the Securities of its decision to redeem the Securities pursuant to this Paragraph 5(c) within 30 days of the occurrence of a Change of Control.

         6.  MANDATORY REDEMPTION.

         Except as set forth in paragraph 7 below, the Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Securities.

         7.  REPURCHASE AT OPTION OF HOLDER.

         (a) Upon the occurrence of a Change of Control, if the Company does not redeem the Securities pursuant to paragraph 5(c), each Holder of Securities shall have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Securities pursuant to the offer described below (the "Change of Control Offer") at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, thereon to the date of purchase (the "Change of Control Payment"). The right of the Holders of the Securities to require the Company to repurchase such Securities upon a Change of Control may not be waived by the Trustee without the approval of the Holders of the Securities required by Section 9.2 of the Indenture. Within 30 days following any Change of Control, the Company will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Securities pursuant to the procedures required by the Indenture and described in such notice. The Change of Control Payment shall be made on a business day not less than 30 days nor more than 60 days after such notice is mailed. The Company and each Subsidiary Guarantor will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control.

               (b) If the Company or a Restricted Subsidiary consummates any Asset Sales permitted by the Indenture, when the aggregate amount of Excess Proceeds exceeds $15 million, the Company shall make an Asset Sale Offer to purchase the maximum principal amount of Securities and any other Pari Passu Indebtedness to which the Asset Sale Offer applies that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to, in the case of the Securities, 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of purchase or, in the case of any Pari Passu Indebtedness, 100% of the principal amount thereof (or with respect to discount Pari Passu Indebtedness, the accreted value thereof) on the date of purchase, in each case, in accordance with the procedures set forth in Section 3.9 of the Indenture or the agreements governing the Pari Passu Indebtedness, as applicable. To the extent that the aggregate principal amount (or accreted value, as the case may be) of Securities, and Pari Passu Indebtedness tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company may use any remaining Excess Proceeds for general corporate purposes. If the sum of (i) the aggregate principal amount of Securities surrendered by Holders thereof and (ii) the aggregate principal amount or accreted value, as the case may be, of Pari Passu Indebtedness surrendered by holders or lenders thereof exceeds the amount of Excess Proceeds, the Trustee and the trustee or other lender representative for the Pari Passu Indebtedness shall select the Securities and the other Pari Passu Indebtedness to be purchased on a pro rata basis, based on the aggregate principal amount (or accreted value, as applicable) thereof surrendered in such Asset

Sale Offer. Upon completion of such Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

         8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Securities are to be redeemed at its registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in integral multiples of $1,000, unless all of the Securities held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on the aggregate principal amount of the Securities called for redemption.

         9. DENOMINATIONS, TRANSFER, EXCHANGE. The Securities may be issued initially in the form of one or more fully registered Global Securities. The Securities may also be issued in registered form without coupons in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Security or portion of a Security selected for redemption, except for the unredeemed portion of any Security being redeemed in part. Also, it need not exchange or register the transfer of any Security for a period of 15 days before a selection of Securities to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

         10. PERSONS DEEMED OWNERS. The registered Holder of a Security may be treated as its owner for all purposes.

         11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding (including, without limitation, consents obtained in connection with a purchase of, or the tender offer or exchange offer for, such Securities), and any existing Default or Event of Default under, or compliance with any provision of the Indenture or the Securities may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Securities. Without the consent of any Holder of a Security, the Indenture or the Securities may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Securities in addition to or in place of certificated Securities, to provide for the assumption of the Company's obligations to Holders of the Securities in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Securities or that does not adversely affect the legal rights under the Indenture of any such Holder, to add guarantees with respect to the Securities or to secure the Securities or to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

          12. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 consecutive days in the payment when due of interest on the Securities (whether or not prohibited by the provisions of Article 10 of the Indenture); (ii) default in payment when due of the principal of or premium, if any, on the Securities (whether or not prohibited by the provisions of Article 10 of the Indenture); (iii) failure by the Company or any Subsidiary Guarantor to comply with the provisions of Article 5 of the Indenture; (iv) failure by the Company for 30 consecutive days after notice from the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding to comply with the provisions of Sections 4.3, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14, 4.16, 4.17, 4.18 and 4.19 of the
Indenture; (v) failure by the Company for 60 consecutive days after notice from the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding to comply with any of its other agreements or covenants in, or provisions of, this Security or in the Indenture; (vi) except as permitted by the Indenture, any Subsidiary Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or a Subsidiary Guarantor or any Person acting on behalf of a Subsidiary Guarantor, shall deny or disaffirm such Subsidiary Guarantor's obligations under its Subsidiary Guarantee; (vii) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any Restricted Subsidiary whether such Indebtedness or guarantee now exists, or is created after the date of the Indenture, which default (a) is caused by a failure to pay principal of such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default") or (b) results in the acceleration of such Indebtedness prio to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there is then existing a Payment Default or the maturity of which has been so accelerated, aggregates $10 million or more; (viii) a final non-appealable judgment or order or final non-appealable judgments or orders are rendered against the Company or any Restricted Subsidiary that remain unpaid or discharged for a period of 60 days and that require the payment in money, either individually or in an aggregate amount, that is more than $10 million; and (ix) certain events of bankruptcy or insolvency with respect to the Company or any Restricted Subsidiary. If any Event of Default (other than an Event of Default described in clause (ix) above) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Securities may declare all the Securities to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to the Company or any Restricted Subsidiary, all outstanding Securities will become due and payable without further action or notice. Holders of the

Securities may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Securities notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may on behalf of the Holders of all of the Securities waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or premium on, or the principal of, the Securities. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required, within 5 Business days after becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

          13. SUBORDINATION. The Securities are subordinated to Senior Debt of the Company and the Subsidiary Guarantees are subordinated to Guarantor Senior Debt of the Subsidiary Guarantors. To the extent provided in the Indenture, Senior Debt must be paid before the Securities may be paid and Guarantor Senior Debt of a Subsidiary Guarantor must be paid before a Subsidiary Guarantor may pay under its Subsidiary Guarantee. The Company agrees, and each Holder by accepting a Security agrees, that the Indebtedness evidenced by the Securities, including, but not limited to, the payment of principal of, premium, if any, and interest on the Securities, and any other payment Obligation of the Company in respect of the Securities and the obligations of each Subsidiary Guarantor under its Subsidiary Guarantee are subordinated in right of payment, to the extent and in the manner provided in the Indenture, to the prior payment in full in cash of all Senior Debt of the Company and, in the case of a Subsidiary Guarantee, all Guarantor Senior Debt of such Subsidiary Guarantor (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed) and authorizes the Trustee to give effect and appoints the Trustee as attorney-in-fact for such purpose.

          14. TRUSTEE DEALINGS WITH COMPANY. The Indenture contains certain limitations on the rights of the Trustee, should it become a creditor of the Company, to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The Trustee will be permitted to engage in other transactions; however, if it acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue or resign.

          15. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Securities, by accepting a Security, waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

          16. AUTHENTICATION. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

          17. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          18. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

          The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

     Continental Resources, Inc.
     302 North Independence, 3rd Floor
     P.O. Box 1032
     Enid, OK 73702
     Telecopier No.: (580) 548-5281
     Attention: Roger Clement

                                  ASSIGNMENT FORM

                  To assign this Security, fill in the form below:

                    I or we assign and transfer this Security to

                (Print or type assignee's name, address and zip code)

                    (Insert assignee's soc. sec. or tax I.D. No.)

          and irrevocably appoint                agent to transfer
          this Security on the books of the Company. The agent may substitute another to act for him.

-------------------------------------------------------------------------------

Date:  ______________________   Your Signature: ___________________________

Signature Guarantee:* ______________________________
                      (Signature must be guaranteed)

-------------------------------------------------------------------------------
Sign exactly as your name appears on the other side of this Security.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

    1/ /1 acquired for the undersigned's own account, without transfer (in satisfaction of Section 2.6(a)(ii)(A) or Section 2.6(d)(i)(A) of the Indenture); or

    2/ /2      transferred to the Company; or

    3/ /3 transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

    4/ /4 transferred pursuant to an effective registration statement under the Securities Act; or

    5/ /5 transferred pursuant to and in compliance with Regulation S under the Securities Act of 1933, with transferee furnishing to the Trustee a signed letter containing certain representations and
------------------------
*/ Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

               agreements (the form of which letter substantially appears in Section 2.14 of the Indenture); or

    6/ /6 transferred to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of
               1933), that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter appears in Section 2.13 of the Indenture); or

    7/ /7 transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; PROVIDED, HOWEVER, that if box (5),
(6) or (7) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


                                       ---------------------------------------
                                                    Signature
Signature Guarantee:(*)

---------------------------------      ---------------------------------------
(Signature must be guaranteed)                      Signature


------------------------------------------------------------------------------



----------------------
*/ Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                      OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Security purchased by the Company pursuant to Section 4.10 or 4.13 of the Indenture, check the box below:


          / /8   Section 4.10          / /9   Section 4.13


          If you want to elect to have only part of the Security purchased by the Company pursuant to Section 4.10 or Section 4.13 of the Indenture, state the principal amount you elect to have purchased: $______________


Date:           Your Signature:
     --------                  -------------------------------------------------
                (Sign exactly as your name appears on the face of this Security)


               Signature Guarantee:(*)
                                       -----------------------------------------




--------------------
*/ Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

      SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY


      The following increases or decreases in this Global Security have been made:


              Amount of decrease in   Amount of increase in    Principal Amount of      Signature of
 Date of      Principal Amount of     Principal Amount of      this Global Security     authorized officer of
 Exchange     this Global Security    this Global Security     following such           Trustee or Note
                                                               decrease or increase     Custodian


                            EXHIBIT B

               (Form of Face of Exchange Security)

                          SERIES B NOTE

                    [Global Securities Legend]

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL Security SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

          THIS SECURITY IS SUBORDINATED TO SENIOR DEBT, AS DEFINED IN THE INDENTURE (AS DEFINED HEREIN), AND THE OBLIGATIONS OF EACH SUBSIDIARY GUARANTOR UNDER THE SUBSIDIARY GUARANTEE CONTAINED IN THE INDENTURE ARE SUBORDINATED TO GUARANTOR SENIOR INDEBTEDNESS, AS DEFINED IN THE INDENTURE, OF SUCH SUBSIDIARY GUARANTOR.

                         CONTINENTAL RESOURCES, INC.

                 10 1/4% Senior Subordinated Notes due 2008


No. 1                                                               $150,000,000
CUSIP Number: _____________


          Continental Resources, Inc., an Oklahoma corporation, promises to pay to Cede & Co., or registered assigns, the principal sum of One Hundred Fifty Million Dollars on August 1, 2008.

          Interest Payment Dates: February 1 and August 1.

          Record Dates: January 15 and July 15.

         Additional provisions of this Security are set forth on the other side of this Security.

         IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto and imprinted hereon.

Dated:  ________, 1998

                                       CONTINENTAL RESOURCES, INC.


                                       By
                                         -------------------------------------
                                         Name:
                                         Title:


                                       By
                                         -------------------------------------
                                         Name:
                                         Title:


TRUSTEE'S CERTIFICATE OF AUTHENTICATION

UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture:

By
  ----------------------------------
         Authorized Signatory

Dated:            , 1998
      ------------

                                (Back of Note)

                  10 1/4% Senior Subordinated Notes due 2008


          Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

          1. INTEREST. Continental Resources, Inc., an Oklahoma corporation (the "COMPANY"), promises to pay interest on the principal amount of this Security at the rate of 10 1/4% per annum, which interest shall be payable in cash semiannually in arrears on each February 1 and August 1, or if any such day is not a Business Day, on the next succeeding Business Day (each an "INTEREST PAYMENT DATE"); PROVIDED that the first Interest Payment Date shall be February 1, 1999. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

          2. METHOD OF PAYMENT. On each Interest Payment Date the Company will pay interest to the Person who is the Holder of record of this Security as of the close of business on the January 15 or July 15 immediately preceding such Interest Payment Date, even if this Security is cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. Principal, premium, if any, and interest on this Security will be payable at the office or agency of the Company maintained for such purpose within The City and State of New York or, in the event the Securities do not remain in book-entry form, at the option of the Company, payment of interest may be made by check mailed to the Holder of this Security at its address set forth in the register of Holders of Securities; PROVIDED that all payments with respect to the Global Securities and Definitive Securities having an aggregate principal amount of $5.0 million or more the Holders of which have given wire transfer instructions to the Company at least 10 Business Days prior to the applicable payment date will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

          3. PAYING AGENT AND REGISTRAR. Initially, United States Trust Company of New York, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any Subsidiary Guarantor or any other of the Company's Subsidiaries may act in any such capacity.

          4. INDENTURE. The Company issued the Securities under an Indenture dated as of July 24, 1998 ("INDENTURE") among the Company, the Subsidiary Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Securities are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Securities are general unsecured obligations of the Company equal in an aggregate principal amount to $150,000,000 and will mature on August 1, 2008.

          The Securities are general unsecured senior subordinated obligations of the Company limited to $150,000,000 million aggregate principal amount (subject to Section 2.7 of the Indenture). The aggregate principal amount of notes which may be authenticated and delivered under the Indenture, including the Securities, is limited to $300.0 million (subject to Section 2.7 of the Indenture). This Security is one of the Exchange Securities referred to in the Indenture. The Securities include the Initial Securities and any Exchange Securities issued in exchange for the Initial Securities pursuant to the Indenture and the Registration Rights Agreement. The Initial Securities and the Exchange Securities are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the incurrence of Indebtedness by the Company and its Restricted Subsidiaries, the payment of dividends and other distributions on the Capital Stock of the Company and its Restricted Subsidiaries, the purchase or redemption of Capital Stock of the Company and Capital Stock of such Restricted Subsidiaries, certain purchases or redemptions of Subordinated Indebtedness, the sale or transfer of assets and Capital Stock of Restricted Subsidiaries, the issuance or sale of Capital Stock of Restricted Subsidiaries, the Investments of the Company and its Subsidiaries and transactions with Affiliates. In addition, the Indenture limits the ability of the Company and its Restricted Subsidiaries to restrict distributions and dividends from Restricted Subsidiaries.

          To guarantee the due and punctual payment of the principal, premium, if any, and interest on the Securities and all other amounts payable by the Company under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the Subsidiary Guarantors have unconditionally guaranteed (and future Subsidiary Guarantors, together with the Subsidiary Guarantors, will unconditionally guarantee), jointly and severally, such obligations on a senior subordinated basis pursuant to the terms of the Indenture.

          5.   OPTIONAL REDEMPTION.

          (a) The Securities are not redeemable at the Company's option prior to August 1, 2003. From and after August 1, 2003, the Securities will be subject to redemption at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below PLUS accrued and unpaid interest thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on August 1 of the years indicated below:

                                                     PERCENTAGE OF
         YEAR                                       PRINCIPAL AMOUNT
         ----                                       ----------------
         2003..........................................105.125%
         2004..........................................103.417%
         2005..........................................101.708%
         2006 and thereafter...........................100.000%

          (b) Notwithstanding the provisions of clause (a) of this Paragraph 5, prior to August 1, 2001 the Company may, at its option, on any one or more occasions, redeem up to 35% of the original aggregate principal amount of Securities at a redemption price equal to 110.250% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the redemption date, with the net proceeds of sales of public common stock of the Company; PROVIDED that at least 65% of the original aggregate principal amount of Securities must remain outstanding immediately after the occurrence of such redemption; and PROVIDED, further, that any such redemption shall occur within 60 days after the date of the closing of the related sale of such common stock.

          (c) Notwithstanding the provisions of clause (a) of this Paragraph 5, upon the occurrence of a Change of Control at any time on or prior to August 1, 2003, the Company may, at its option, redeem in whole but not in part, the Securities at a redemption price equal to 100% of the principal amount thereof, plus the Applicable Premium as of, and accrued but unpaid interest, if any, to, the date of redemption (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) provided that such redemption shall be made no more than 90 days after the occurrence of a Change of Control. The Company shall notify the Trustee and, by mail, the Holders of the Securities of its decision to redeem the Securities pursuant to this Paragraph 5(c) within 30 days of the occurrence of a Change of Control.

          6.   MANDATORY REDEMPTION.

          Except as set forth in paragraph 7 below, the Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Securities.

          7.   REPURCHASE AT OPTION OF HOLDER.

          (a) Upon the occurrence of a Change of Control, if the Company does not redeem the Securities pursuant to paragraph 5(c), each Holder of Securities shall have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Securities pursuant to the offer described below (the "Change of Control Offer") at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, thereon to the date of purchase (the "Change of Control Payment"). The right of the Holders of the Securities to require the Company to repurchase such Securities upon a Change of Control may not be waived by the Trustee without the approval of the Holders of the Securities required by Section 9.2 of the Indenture. Within 30 days following any Change of Control, the Company will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Securities pursuant to the procedures required by the Indenture and described in such notice. The Change of Control Payment shall be made on a business day not less than 30 days nor more than 60 days after such notice is mailed. The Company and each Subsidiary Guarantor will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control.

          (b) If the Company or a Restricted Subsidiary consummates any Asset Sales permitted by the Indenture, when the aggregate amount of Excess Proceeds exceeds $15 million, the Company shall make an Asset Sale Offer to purchase the maximum principal amount of Securities and any other Pari Passu Indebtedness to which the Asset Sale Offer applies that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to, in the case of the Securities, 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of purchase or, in the case of any Pari Passu Indebtedness, 100% of the principal amount thereof (or with respect to discount Pari Passu Indebtedness, the accreted value thereof) on the date of purchase, in each case, in accordance with the procedures set forth in Section 3.9 of the Indenture or the agreements governing the Pari Passu Indebtedness, as applicable. To the extent that the aggregate principal amount (or accreted value, as the case may be) of Securities, and Pari Passu Indebtedness tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company may use any remaining Excess Proceeds for general corporate purposes. If the sum of (i) the aggregate principal amount of Securities surrendered by Holders thereof and (ii) the aggregate principal amount or accreted value, as the case may be, of Pari Passu Indebtedness surrendered by holders or lenders thereof exceeds the amount of Excess Proceeds, the Trustee and the trustee or other lender representative for the Pari Passu Indebtedness shall select the Securities and the other Pari Passu Indebtedness to be purchased on a pro rata basis, based on the aggregate principal amount (or accreted value, as applicable) thereof surrendered in such Asset

Sale Offer. Upon completion of such Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

          8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Securities are to be redeemed at its registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in integral multiples of $1,000, unless all of the Securities held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on the aggregate principal amount of the Securities called for redemption.

          9. DENOMINATIONS, TRANSFER, EXCHANGE. The Securities may be issued initially in the form of one or more fully registered Global Securities. The Securities may also be issued in registered form without coupons in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Security or portion of a Security selected for redemption, except for the unredeemed portion of any Security being redeemed in part. Also, it need not exchange or register the transfer of any Security for a period of 15 days before a selection of Securities to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

          10. PERSONS DEEMED OWNERS. The registered Holder of a Security may be treated as its owner for all purposes.

          11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding (including, without limitation, consents obtained in connection with a purchase of, or the tender offer or exchange offer for, such Securities), and any existing Default or Event of Default under, or compliance with any provision of the Indenture or the Securities may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Securities. Without the consent of any Holder of a Security, the Indenture or the Securities may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Securities in addition to or in place of certificated Securities, to provide for the assumption of the Company's obligations to Holders of the Securities in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Securities or that does not adversely affect the legal rights under the Indenture of any such Holder, to add guarantees with respect to the Securities or to secure the Securities or to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

          12. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 consecutive days in the payment when due of interest on the Securities (whether or not prohibited by the provisions of Article 10 of the Indenture); (ii) default in payment when due of the principal of or premium, if any, on the Securities (whether or not prohibited by the provisions of Article 10 of the Indenture); (iii) failure by the Company or any Subsidiary Guarantor to comply with the provisions of Article 5 of the Indenture; (iv) failure by the Company for 30 consecutive days after notice from the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding to comply with the provisions of Sections 4.3, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14, 4.16, 4.17, 4.18 and 4.19 of the
Indenture; (v) failure by the Company for 60 consecutive days after notice from the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding to comply with any of its other agreements or covenants in, or provisions of, this Security or in the Indenture; (vi) except as permitted by the Indenture, any Subsidiary Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or a Subsidiary Guarantor or any Person acting on behalf of a Subsidiary Guarantor, shall deny or disaffirm such Subsidiary Guarantor's obligations under its Subsidiary Guarantee; (vii) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any Restricted Subsidiary whether such Indebtedness or guarantee now exists, or is created after the date of the Indenture, which default (a) is caused by a failure to pay principal of such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default") or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there is then existing a Payment Default or the maturity of which has been so accelerated, aggregates $10 million or more; (viii) a final non-appealable judgment or order or final non-appealable judgments or orders are rendered against the Company or any Restricted Subsidiary that remain unpaid or discharged for a period of 60 days and that require the payment in money, either individually or in an aggregate amount, that is more than $10 million; and (ix) certain events of bankruptcy or insolvency with respect to the Company or any Restricted Subsidiary. If any Event of Default (other than an Event of Default described in clause (ix) above) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities may declare all the Securities to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to the Company or any Restricted Subsidiary, all outstanding Securities will become due and payable without further action or notice. Holders of the Securities may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Securities notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may on behalf of the Holders of all of the Securities waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or premium on, or the principal of, the Securities. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required, within 5 Business days after becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

          13. SUBORDINATION. The Securities are subordinated to Senior Debt of the Company and the Subsidiary Guarantees are subordinated to Guarantor Senior Debt of the Subsidiary Guarantors. To the extent provided in the Indenture, Senior Debt must be paid before the Securities may be paid and Guarantor Senior Debt of a Subsidiary Guarantor must be paid before a Subsidiary Guarantor may pay under its Subsidiary Guarantee. The Company agrees, and each Holder by accepting a Security agrees, that the Indebtedness evidenced by the Securities, including, but not limited to, the payment of principal of, premium, if any, and interest on the Securities, and any other payment Obligation of the Company in respect of the Securities and the obligations of each Subsidiary Guarantor under its Subsidiary Guarantee are subordinated in right of payment, to the extent and in the manner provided in the Indenture, to the prior payment in full in cash of all Senior Debt of the Company and, in the case of a Subsidiary Guarantor, all Guarantor Senior Debt of such Subsidiary Guarantor (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed) and authorizes the Trustee to give effect and appoints the Trustee as attorney-in-fact for such purpose.

          14. TRUSTEE DEALINGS WITH COMPANY. The Indenture contains certain limitations on the rights of the Trustee, should it become a creditor of the Company, to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The Trustee will be permitted to engage in other transactions; however, if it acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue or resign.

          15. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Securities, by accepting a Security, waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

          16. AUTHENTICATION. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

          17. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          18. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

          The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

               Continental Resources, Inc.
               302 North Independence, 3rd Floor
               P.O. Box 1032
               Enid, OK  73702
               Telecopier No.:  (580) 548-5281
               Attention:  Roger Clement

                         ASSIGNMENT FORM

        To assign this Security, fill in the form below:

          I or we assign and transfer this Security to

      (Print or type assignee's name, address and zip code)

          (Insert assignee's soc. sec. or tax I.D. No.)

   and irrevocably appoint                agent to transfer
   this Security on the books of the Company. The agent may substitute another to act for him.

------------------------------------------------------------------------------

Date:                           Your Signature:
     -----------------------                   -----------------------------

Signature Guarantee:(*)
                        ----------------------------------------
                            (Signature must be guaranteed)

------------------------------------------------------------------------------
Sign exactly as your name appears on the other side of this Security.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

    1/ /10 acquired for the undersigned's own account, without transfer (in satisfaction of Section 2.6(a)(ii)(A) or Section 2.6(d)(i)(A) of the Indenture); or

    2/ /11     transferred to the Company; or

    3/ /12 transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

    4/ /13 transferred pursuant to an effective registration statement under the Securities Act; or

    5/ /14 transferred pursuant to and in compliance with Regulation S under the Securities Act of 1933, with transferee furnishing to the Trustee a signed

--------------------

(*)/ Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

               letter containing certain representations and agreements (the form of which letter substantially appears in Section 2.14 of the Indenture); or

    6/ /15 transferred to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of
               1933), that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter appears in Section 2.13 of the Indenture); or

    7/ /16 transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; PROVIDED, HOWEVER, that if box (5),
(6) or (7) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


                                       ---------------------------------------
                                                    Signature
Signature Guarantee:(*)

--------------------------------       ---------------------------------------
(Signature must be guaranteed)                      Signature

------------------------------------------------------------------------------




---------------
(*)/ Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY



               The following increases or decreases in this Global Security have been made:


               Amount of decrease in     Amount of increase in     Principal Amount of      Signature of
Date of        Principal Amount of       Principal Amount of       this Global Security     authorized officer of
Exchange       this Global Security      this Global Security      following such           Trustee or Note
                                                                   decrease or increase     Custodian


                OPTION OF HOLDER TO ELECT PURCHASE


          If you want to elect to have this Security purchased by the Company pursuant to Section 4.10 or 4.13 of the Indenture, check the box below:


        / /17 Section 4.10          / /18 Section 4.13


        If you want to elect to have only part of the Security purchased by the Company pursuant to Section 4.10 or Section 4.13 of the Indenture, state the principal amount you elect to have purchased: $______________


Date:                                Your Signature:
     --------------------                            ---------------------------
                                                     (Sign exactly as your name
                                                     appears on the face of this
                                                     Security)


                                     Signature Guarantee:(*)
                                                             -------------------




________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                                                     EXHIBIT C

                   FORM OF SUBSIDIARY GUARANTEE

          This Supplemental Indenture, dated as of [__________] (this "Supplemental Indenture" or "Guarantee"), among [name of future Subsidiary Guarantor] (the "Guarantor"), Continental Resources, Inc. (together with its successors and assigns, the "Company"), each other then existing Subsidiary Guarantor under the Indenture referred to below, and United States Trust Company of New York as Trustee under the Indenture referred to below.

                       W I T N E S S E T H:

          WHEREAS, the Company and the Trustee have heretofore executed and delivered an Indenture, dated as of July 24, 1998 (as amended, supplemented, waived or otherwise modified, the "INDENTURE"), providing for the issuance of an aggregate principal amount of $150.0 million of 10 1/4% Senior Subordinated Notes due 2008 of the Company (the "Securities";

          WHEREAS, Section 4.14 of the Indenture provides that the Company is required to cause each Restricted Subsidiary acquired or created by the Company or any Restricted Subsidiary to execute and deliver to the Trustee a Subsidiary Guarantee pursuant to which such Subsidiary Guarantor will unconditionally guarantee, jointly and severally with the other Subsidiary Guarantors, the full and prompt payment of the Securities pursuant to Article 11 of the Indenture subject to the subordination provisions of Article 10 of the Indenture; and

          WHEREAS, pursuant to Section 9.1 of the Indenture, the Trustee and the Company are authorized to execute and deliver this Supplemental Indenture to amend the Indenture, without the consent of any Securityholder;

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor, the Company, the other Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:


                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.1 DEFINED TERMS. As used in this Subsidiary Guarantee, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined, except that the term "Holders" in this Guarantee shall refer to the term "Holders" as defined in the Indenture and the Trustee acting on behalf or for the benefit of such holders. The words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

                                    ARTICLE 2

                         AGREEMENT TO BE BOUND; GUARANTEE

          SECTION 2.1 AGREEMENT TO BE BOUND. The Guarantor hereby becomes a party to the Indenture as a Subsidiary Guarantor and as such will have all of the rights and be subject to all of the obligations and agreements of a Subsidiary Guarantor under the Indenture. The Guarantor agrees to be bound by all of the provisions of the Indenture applicable to a Subsidiary Guarantor and to perform all of the obligations and agreements of a Subsidiary Guarantor under the Indenture.

          SECTION 2.2 GUARANTEE. (a) The Guarantor hereby jointly and severally, unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Securities or the obligations of the Company thereunder, that: (a) the principal of and premium and interest, on the Securities shall be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on premium and interest, on the Securities, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee thereunder shall be promptly paid in full or performed, all in accordance with the terms thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise in accordance with the provisions of Article 11 of the Indenture.

          (b) The Guarantor agrees that the Indebtedness evidenced by its Subsidiary Guarantee shall be subordinated in right of payment, to the extent and in the manner provided in Article 10 of the Indenture, to the prior payment when due in cash or Cash Equivalents of all Guarantor Senior Debt of the Guarantor and that the subordination is for the benefit of and enforceable by the holders of Guarantor Senior Debt of the Guarantor.

                                   ARTICLE 3

                                 MISCELLANEOUS

          SECTION 3.1 NOTICES. All notices and other communications to the Guarantor shall be given as provided in the Indenture to the Guarantor, at its address set forth below, with a copy to the Company as provided in the Indenture for notices to the Company.

          SECTION 3.2 PARTIES. Nothing expressed or mentioned herein is intended or shall be construed to give any Person, firm or corporation, other than the Holders and the Trustee and the holders of any Guarantor Senior Indebtedness, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or the Indenture or any provision herein or therein contained.

          SECTION 3.3 GOVERNING LAW. This Supplemental Indenture shall be governed by the laws of the State of New York.

          SECTION 3.4 SEVERABILITY CLAUSE. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

          SECTION 3.5 RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture.

          SECTION 3.6 COUNTERPARTS. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

          SECTION 3.7 HEADINGS. The headings of the Articles and the sections in this Guarantee are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.


                                       [NAME OF GUARANTOR],
                                       as a Subsidiary Guarantor


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       CONTINENTAL RESOURCES, INC.


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       CONTINENTAL GAS
                                       as a Subsidiary Guarantor

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       CONTINENTAL CRUDE CO.
                                       as a Subsidiary Guarantor


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:



                                            [Add signature block for any other
                                            existing Subsidiary Guarantors]



UNITED STATES TRUST COMPANY OF NEW YORK


By:
    ------------------------------------
    Name:
    Title:

                                                                 EXECUTION COPY

--------------------------------------------------------------------------------

                          CONTINENTAL RESOURCES, INC.

                                   As Issuer

                            CONTINENTAL GAS, INC.
                            CONTINENTAL CRUDE CO.


                           As Subsidiary Guarantors


                       10 1/4% SENIOR SUBORDINATED NOTES DUE 2008


                              -------------------

                                  INDENTURE

                          Dated as of July 24, 1998

                              -------------------



                   UNITED STATES TRUST COMPANY OF NEW YORK

                                  As Trustee



                              -------------------


--------------------------------------------------------------------------------

                             CROSS-REFERENCE TABLE*

Trust Indenture                                                        Indenture
 Act Section                                                             Section
---------------                                                        ---------
310  (a)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7.10
     (a)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7.10
     (a)(3) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    N.A.
     (a)(4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    N.A.
     (a)(5) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7.10
     (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7.10
     (c). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    N.A.
311  (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7.11
     (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7.11
     (c). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    N.A.
312  (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2.5
     (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12.3
     (c). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12.3
313  (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7.6
     (b)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    N.A.
     (b)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7.7
     (c). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.6; 12.2
     (d). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7.6
314  (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.3; 12.2
     (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     N.A.
     (c)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12.4
     (c)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12.4
     (c)(3) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     N.A.
     (d). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10.3-10.5
     (e). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12.5
     (f). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     N.A.
315  (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7.1
     (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.5; 12.2
     (c). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7.1
     (d). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7.1
     (e). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6.11
316  (a)(last sentence) . . . . . . . . . . . . . . . . . . . . . . . .     2.9
     (a)(1)(A). . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6.5
     (a)(1)(B). . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6.4
     (a)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     N.A.
     (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6.7
     (c). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2.12
317  (a)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6.8
     (a)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6.9
     (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2.4
318  (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12.1
     (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     N.A.
     (c). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12.1

_____________
N.A. means not applicable.

*  This Cross-Reference Table is not part of the Indenture.

                        TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                            ARTICLE 1
                  DEFINITIONS AND INCORPORATION
                           BY REFERENCE. . . . . . . . . . . . . . . .        1
Section 1.1.   Definitions . . . . . . . . . . . . . . . . . . . . . .        1
Section 1.2.   Other Definitions . . . . . . . . . . . . . . . . . . .       23
Section 1.3.   Incorporation By Reference of Trust Indenture Act . . .       24
Section 1.4.   Rules of Construction . . . . . . . . . . . . . . . . .       25

                            ARTICLE 2
                         THE SECURITIES. . . . . . . . . . . . . . . .       26
Section 2.1.   Form, Dating and Terms. . . . . . . . . . . . . . . . .       26
Section 2.2.   Execution and Authentication. . . . . . . . . . . . . .       32
Section 2.3.   Registrar and Paying Agent. . . . . . . . . . . . . . .       33
Section 2.4.   Paying Agent to Hold Money in Trust . . . . . . . . . .       34
Section 2.5.   Holder Lists. . . . . . . . . . . . . . . . . . . . . .       34
Section 2.6.   Transfer and Exchange . . . . . . . . . . . . . . . . .       35
Section 2.7.   Replacement Securities. . . . . . . . . . . . . . . . .       38
Section 2.8.   Outstanding Securities. . . . . . . . . . . . . . . . .       39
Section 2.9.   Temporary Securities. . . . . . . . . . . . . . . . . .       39
Section 2.10.  CUSIP Number. . . . . . . . . . . . . . . . . . . . . .       39
Section 2.11.  Cancellation. . . . . . . . . . . . . . . . . . . . . .       40
Section 2.12.  Defaulted Interest. . . . . . . . . . . . . . . . . . .       40
SECTION 2.13.  Form of Certificate to be Delivered in Connection
               with Transfers to Institutional Accredited Investors. .       41
SECTION 2.14.  Form of Certificate to be Delivered in Connection
               with Transfers Pursuant to Regulations. . . . . . . . .       42
SECTION 2.15.  Computation of Interest . . . . . . . . . . . . . . . .       43

                            ARTICLE 3
                   REDEMPTION AND PREPAYMENT . . . . . . . . . . . . . .     44
Section 3.1.   Notices to Trustee. . . . . . . . . . . . . . . . . . . .     44
Section 3.2.   Selection of Securities to Be Redeemed. . . . . . . . . .     44
Section 3.3.   Notice of Redemption. . . . . . . . . . . . . . . . . . .     45
Section 3.4.   Effect of Notice of Redemption. . . . . . . . . . . . . .     46
Section 3.5.   Deposit of Redemption Price . . . . . . . . . . . . . . .     46
Section 3.6.   Securities Redeemed in Part . . . . . . . . . . . . . . .     46
Section 3.7.   Optional Redemption . . . . . . . . . . . . . . . . . . .     46
Section 3.8.   Mandatory Redemption. . . . . . . . . . . . . . . . . . .     48
Section 3.9.   Offer to Purchase By Application of Excess Proceeds . . .     48

                            ARTICLE 4
                            COVENANTS . . . . . . . . . . . . . . . . . .     50
Section 4.1.   Payment of Securities. . . . . . . . . . . . . . . . . . .     50
Section 4.2.   Maintenance of Office or Agency. . . . . . . . . . . . . .     51
Section 4.3.   Commission Reports . . . . . . . . . . . . . . . . . . . .     51
Section 4.4.   Compliance Certificate . . . . . . . . . . . . . . . . . .     52
Section 4.5.   Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . .     52
Section 4.6.   Stay, Extension and Usury Laws . . . . . . . . . . . . . .     53
Section 4.7.   Restricted Payments. . . . . . . . . . . . . . . . . . . .     53
Section 4.8.   Dividend and Other Payment Restrictions Affecting


                                      -i-

                                                                            Page
                                                                            ----
               Restricted Subsidiaries. . . . . . . . . . . . . . . . . .     56
Section 4.9.   Incurrence of Indebtedness and Issuance of
               Disqualified Stock . . . . . . . . . . . . . . . . . . . .     57
Section 4.10.  Asset Sales. . . . . . . . . . . . . . . . . . . . . . . .     59
Section 4.11.  Transactions with Affiliates . . . . . . . . . . . . . . .     61
Section 4.12.  Liens. . . . . . . . . . . . . . . . . . . . . . . . . . .     62
Section 4.13.  Offer to Repurchase Upon Change of Control . . . . . . . .     62
Section 4.14.  Additional Subsidiary Guarantees . . . . . . . . . . . . .     64
Section 4.15.  Corporate Existence. . . . . . . . . . . . . . . . . . . .     64
Section 4.16.  No Layering. . . . . . . . . . . . . . . . . . . . . . . .     64
Section 4.17.  Business Activities. . . . . . . . . . . . . . . . . . . .     65
Section 4.18.  Sale and Leaseback Transactions  . . . . . . . . . . . . .     65
Section 4.19.  Designation of Unrestricted Subsidiaries . . . . . . . . .     65

                            ARTICLE 5
                            SUCCESSORS. . . . . . . . . . . . . . . . . .     66
Section 5.1.   Merger, Consolidation, or Sale of Substantially All
               Assets . . . . . . . . . . . . . . . . . . . . . . . . . .     66
Section 5.2.   Successor Corporation Substituted; Subsidiary
               Guarantors Confirmed . . . . . . . . . . . . . . . . . . .     67

                            ARTICLE 6
                      DEFAULTS AND REMEDIES . . . . . . . . . . . . . . .     67
Section 6.1.   Events of Default. . . . . . . . . . . . . . . . . . . . .     67
Section 6.2.   Acceleration . . . . . . . . . . . . . . . . . . . . . . .     70
Section 6.3.   Other Remedies . . . . . . . . . . . . . . . . . . . . . .     70
Section 6.4.   Waiver of Past Defaults. . . . . . . . . . . . . . . . . .     71
Section 6.5.   Control by Majority. . . . . . . . . . . . . . . . . . . .     71
Section 6.6.   Limitation on Suits. . . . . . . . . . . . . . . . . . . .     71
Section 6.7.   Rights of Holders of Securities to Receive Payment . . . .     72
Section 6.8.   Collection Suit by Trustee . . . . . . . . . . . . . . . .     72
Section 6.9.   Trustee May File Proofs of Claim . . . . . . . . . . . . .     72
Section 6.10.  Priorities . . . . . . . . . . . . . . . . . . . . . . . .     73
Section 6.11.  Undertaking for Costs. . . . . . . . . . . . . . . . . . .     74
Section 6.12.  Restoration of Rights and Remedies . . . . . . . . . . . .     74

                            ARTICLE 7
                             TRUSTEE. . . . . . . . . . . . . . . . . . .     74
Section 7.1.   Duties of Trustee. . . . . . . . . . . . . . . . . . . . .     74
Section 7.2.   Rights of Trustee. . . . . . . . . . . . . . . . . . . . .     76
Section 7.3.   Individual Rights of Trustee . . . . . . . . . . . . . . .     77
Section 7.4.   Trustee's Disclaimer . . . . . . . . . . . . . . . . . . .     77
Section 7.5.   Notice of Defaults . . . . . . . . . . . . . . . . . . . .     77
Section 7.6.   Reports by Trustee to Holders of the Securities. . . . . .     78
Section 7.7.   Compensation and Indemnity . . . . . . . . . . . . . . . .     78
Section 7.8.   Replacement of Trustee . . . . . . . . . . . . . . . . . .     79
Section 7.9.   Successor Trustee by Merger, etc . . . . . . . . . . . . .     80
Section 7.10.  Eligibility; Disqualification. . . . . . . . . . . . . . .     81
Section 7.11.  Preferential Collection of Claims Against Company. . . . .     81

                            ARTICLE 8
               LEGAL DEFEASANCE AND COVENANT DEFEASANCE. . . . . . . . . .    81
Section 8.1.   Option to Effect Legal Defeasance or Covenant Defeasance. .    81
Section 8.2.   Legal Defeasance and Discharge. . . . . . . . . . . . . . .    81


                                      -ii-

                                                                            Page
                                                                            ----
Section 8.3.   Covenant Defeasance . . . . . . . . . . . . . . . . . . . .    82
Section 8.4.   Conditions to Legal or Covenant Defeasance. . . . . . . . .    83
Section 8.5.   Deposited Money and Government Securities to be Held in
               Trust; Other Miscellaneous Provisions . . . . . . . . . . .    84
Section 8.6.   Repayment to Company. . . . . . . . . . . . . . . . . . . .    85
Section 8.7.   Reinstatement . . . . . . . . . . . . . . . . . . . . . . .    85

                            ARTICLE 9
               AMENDMENT, SUPPLEMENT AND WAIVER. . . . . . . . . . . . . .    86
Section 9.1.   Without Consent of Holders of Securities. . . . . . . . . .    86
Section 9.2.   With Consent of Holders of Securities . . . . . . . . . . .    87
Section 9.3.   Compliance with Trust Indenture Act . . . . . . . . . . . .    89
Section 9.4.   Revocation and Effect of Consents . . . . . . . . . . . . .    89
Section 9.5.   Notation on or Exchange of Securities . . . . . . . . . . .    89
Section 9.6.   Trustee to Sign Amendment, etc. . . . . . . . . . . . . . .    89

                            ARTICLE 10
                          SUBORDINATION. . . . . . . . . . . . . . . . . .    90
Section 10.1.  Agreement to Subordinate. . . . . . . . . . . . . . . . . .    90
Section 10.2.  Certain Definitions . . . . . . . . . . . . . . . . . . . .    90
Section 10.3.  Liquidation; Dissolution; Bankruptcy. . . . . . . . . . . .    91
Section 10.4.  Default on Designated Senior Debt . . . . . . . . . . . . .    94
Section 10.5.  Acceleration of Securities. . . . . . . . . . . . . . . . .    95
Section 10.6.  When Distribution Must Be Paid Over . . . . . . . . . . . .    95
Section 10.7.  Notice by Company . . . . . . . . . . . . . . . . . . . . .    96
Section 10.8.  Subrogation . . . . . . . . . . . . . . . . . . . . . . . .    96
Section 10.9.  Relative Rights . . . . . . . . . . . . . . . . . . . . . .    96
Section 10.10. Subordination May Not Be Impaired by Company or the
               Subsidiary Guarantors . . . . . . . . . . . . . . . . . . .    97
Section 10.11. Payment, Distribution or Notice to Representative . . . . .    97
Section 10.12. Rights of Trustee and Paying Agent. . . . . . . . . . . . .    98
Section 10.13. Authorization to Effect Subordination . . . . . . . . . . .    98
Section 10.14. Amendments. . . . . . . . . . . . . . . . . . . . . . . . .    99
Section 10.15. No Waiver of Subordination Provisions . . . . . . . . . . .    99

                            ARTICLE 11
                    THE SUBSIDIARY GUARANTEES. . . . . . . . . . . . . . .    99
Section 11.1.  The Subsidiary Guarantees . . . . . . . . . . . . . . . . .    99
Section 11.2.  Subordination of Subsidiary Guarantees. . . . . . . . . . .   101
Section 11.3.  Subsidiary Guarantors May Consolidate, etc., on Certain
               Terms . . . . . . . . . . . . . . . . . . . . . . . . . . .   101
Section 11.4.  Releases of Subsidiary Guarantees . . . . . . . . . . . . .   102
Section 11.5.  Limitation on Subsidiary Guarantor Liability. . . . . . . .   103
Section 11.6.  "Trustee" to Include Paying Agent . . . . . . . . . . . . .   103

                            ARTICLE 12
                          MISCELLANEOUS. . . . . . . . . . . . . . . . . .   104
Section 12.1.  Trust Indenture Act Controls. . . . . . . . . . . . . . . .   104
Section 12.2.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . .   104
Section 12.3.  Communication by Holders of Securities with Other Holders
                of Securities. . . . . . . . . . . . . . . . . . . . . . .   105
Section 12.4.  Certificate and Opinion as to Conditions Precedent. . . . .   105
Section 12.5.  Statements Required in Certificate or Opinion . . . . . . .   106
Section 12.6.  Rules by Trustee and Agents . . . . . . . . . . . . . . . .   106
Section 12.7.  No Personal Liability of Directors, Officers,


                                     -iii-

                                                                            Page
                                                                            ----
               Employees and Stockholders. . . . . . . . . . . . . . . . .   106
Section 12.8.  Governing Law . . . . . . . . . . . . . . . . . . . . . . .   107
Section 12.9.  No Adverse Interpretation of Other Agreements . . . . . . .   107
Section 12.10. Successors. . . . . . . . . . . . . . . . . . . . . . . . .   107
Section 12.11. Severability. . . . . . . . . . . . . . . . . . . . . . . .   107
Section 12.12. Counterpart Originals . . . . . . . . . . . . . . . . . . .   107
Section 12.13. Table of Contents, Headings, Etc. . . . . . . . . . . . . .   107


                                   EXHIBITS
Exhibit A FORM OF INITIAL SECURITY
Exhibit B FORM OF EXCHANGE SECURITY
EXHIBIT C FORM OF SUBSIDIARY GUARANTEE

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